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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        ---------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 31, 2003


            FIRST UNION REAL ESTATE EQUITY AND MORTGAGE INVESTMENTS
                     (Exact name of registrant as specified
                                in its charter)

                                      Ohio
                 (State or Other Jurisdiction of Incorporation)

        001-06249                                      34-6513657
 (Commission File Number)                 (I.R.S. Employer Identification No.)

                                 125 Park Avenue
                               New York, NY 10017
          (Address of principal executive offices, including ZIP code)

                                 (212) 949-1373
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)



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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS, AND EXHIBITS

   99.1 Press Release, dated March 31, 2003, issued by First Union Real Estate Equity and Mortgage Investments.



ITEM 9. REGULATION FD DISCLOSURE

            On March 31, 2003, First Union Real Estate Equity and Mortgage Investments issued a press release announcing the operating results for the fourth quarter and year ended December 31, 2002.


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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 31, 2003


                                     FIRST UNION REAL ESTATE EQUITY AND MORTGAGE
                                     INVESTMENTS

                                     By: /s/ NEIL H. KOENIG
                                         -----------------------------------
                                     Name: Neil H. Koenig
                                     Title: Interim Chief Financial Officer


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                                  EXHIBIT LIST

    Exhibit                        Description
      No.                         ---------------
   ---------

   99.1 Press Release, dated March 31, 2003, issued by First Union Real Estate Equity and Mortgage Investments.